UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023 (May 3, 2023)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Veritiv Corporation (“Veritiv” or the “Company”) held on May 3, 2023, the shareholders approved an amendment to the Amended and Restated Certificate of Incorporation of Veritiv (the “Charter”) providing for an amendment to the Charter to provide for the exculpation of officers as permitted by Delaware law (the “Amendment”). Accordingly, on May 5, 2023, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware implementing the Amendment. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 13,545,458 shares of Veritiv common stock outstanding and entitled to vote, 12,579,582 shares were represented, constituting a quorum. At the Annual Meeting, Veritiv shareholders voted on four proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 17, 2023 (the “Proxy Statement”).

Item No. 1 :	Veritiv shareholders elected as directors the nine nominees named in the Proxy Statement and recommended by the Company’s Board of Directors to serve for a one year term expiring at the 2024 Annual Meeting of Shareholders and until their respective successors are elected and qualified, as follows:

		Votes		Broker
Name	Votes For	Against	Abstentions	Non-Votes
Salvatore A. Abbate	11,681,170	43,134	5,081	850,197

Autumn R. Bayles	11,415,830	304,629	8,926	850,197

Shantella E. Cooper	11,462,884	257,592	8,909	850,197

David E. Flitman	11,544,546	179,362	5,477	850,197

Tracy A. Leinbach	11,463,494	260,449	5,442	850,197

Stephen E. Macadam	11,559,522	161,437	8,426	850,197

Gregory B. Morrison	11,573,515	146,941	8,929	850,197

Michael P. Muldowney	11,572,675	151,790	4,920	850,197

Charles G. Ward, III	11,547,204	176,890	5,291	850,197

Item No. 2:	Veritiv shareholders ratified the appointment of Deloitte & Touche LLP as Veritiv’s independent registered public accounting firm for 2023, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,520,934	54,827	3,821	0

Item No. 3:	Veritiv shareholders approved, on an advisory basis, Veritiv’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,453,639	264,499	11,247	850,197

Item No. 4:	Veritiv shareholders approved the Amendment to the Company’s Charter to provide for the exculpation of officers as permitted by Delaware law, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,919,963	797,136	12,286	850,197

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are included with this report:

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Veritiv Corporation dated May 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated:	May 5, 2023	/s/ Susan B. Salyer
Susan B. Salyer
Senior Vice President, General Counsel & Corporate Secretary